UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21884
                                                     ---------

                  Oppenheimer Rochester Virginia Municipal Fund
                  ---------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 06/30/2008
                                                ----------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
MUNICIPAL BONDS AND NOTES--131.1%
VIRGINIA--90.4%
$    25,000   Alexandria, VA IDA (Alexandria
              Hospital)(1)                                5.500%    07/01/2014   $     25,052
     10,000   Alexandria, VA IDA Educational
              Facilities (Episcopal High School)(1)       5.250     01/01/2010         10,020
    265,000   Alexandria, VA IDA Pollution Control
              (Potomac Electric Power Company)(1)         5.375     02/15/2024        264,976
    810,000   Alexandria, VA IDA Pollution Control
              (Potomac Electric Power Company)(1)         5.375     02/15/2024        810,972
     60,000   Alexandria, VA Redevel. & Hsg.
              Authority (CRS Alexandria Hsg.
              Corp.)(1)                                   6.125     10/01/2029         61,357
    180,000   Alexandria, VA Redevel. & Hsg.
              Authority (Essex House)(1)                  5.550     07/01/2028        180,308
     50,000   Arlington County, VA IDA (Ogden Martin
              Systems of Union)(1)                        5.375     01/01/2013         50,604
      5,000   Broadway, VA IDA (Bridgewater
              College)(1)                                 5.375     04/01/2033          4,869
    265,000   Buena Vista, VA Public Recreational
              Facilities Authority (Golf Course)(1)       5.500     07/15/2035        219,113
     25,000   Chesapeake, VA Airport Authority(1)         5.300     08/01/2019         25,027
     30,000   Chesapeake, VA GO(1)                        5.000     05/01/2014         30,657
     10,000   Chesapeake, VA IDA (Chesapeake Court
              House)(1)                                   5.250     06/01/2017         10,119
    500,000   Chesterfield County, VA EDA (VA
              Electric & Power Company)(1)                5.600     11/01/2031        462,395
    750,000   Chesterfield County, VA Health Center
              (Lucy Corr Village)                         6.250     12/01/2038        732,503
     25,000   Danville, VA IDA (Collegiate Hsg.
              Foundation)(1)                              6.500     06/01/2014         25,726
     70,000   Danville, VA IDA Educational
              Facilities (Averett University)(1)          6.000     03/15/2016         70,950
    130,000   Dulles, VA Town Center CDA (Dulles
              Town Center)(1)                             6.250     03/01/2026        130,017
     20,000   Fairfax County, VA IDA (Inova Health
              Systems)(1)                                 5.000     08/15/2025         20,001
     30,000   Fairfax County, VA Redevel. & Hsg.
              Authority (Grand View Apartments)(1)        5.450     08/01/2025         30,066
     25,000   Fairfax County, VA Redevel. & Hsg.
              Authority (Herndon Harbor House)(1)         5.875     08/01/2027         25,073
    135,000   Fairfax County, VA Redevel. & Hsg.
              Authority (Paul Spring Retirement
              Center)(1)                                  6.000     12/15/2028        138,626
  1,220,000   Farms New Kent, VA Community Devel.
              Authority Special Assessment(1)             5.450     03/01/2036        921,356
  1,250,000   Farms New Kent, VA Community Devel.
              Authority Special Assessment(1)             5.800     03/01/2036        976,613
     60,000   Galax, VA IDA Hospital Facilities
              (Twin County Regional Healthcare)(1)        5.750     09/01/2020         60,049
     10,000   Hampton Roads, VA Regional Jail
              Authority(1)                                5.000     07/01/2028          9,888
    170,000   Henrico County, VA IDA
              (Browning-Ferris Industries)(1)             5.875     03/01/2017        161,566
     50,000   Henrico County, VA IDA (Collegiate
              School)(1)                                  5.100     10/15/2029         50,018
     25,000   Henrico County, VA IDA
              (Governmental)(1)                           5.500     06/01/2014         25,062
     75,000   Henrico County, VA IDA
              (Governmental)(1)                           5.600     06/01/2016         75,192


               1 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
$   100,000   Henrico County, VA IDA                      5.600%    06/01/2017   $    100,256
              (Governmental)(1)
    600,000   Isle Wight County, VA IDA
              Environmental Improvement
              (International Paper Company)(1)            6.600     05/01/2024        605,676
    125,000   James City County, VA IDA
              (Anheuser-Busch Companies)(1)               6.000     04/01/2032        125,214
     10,000   Lancaster County, VA IDA (Rappahannock
              Westminster Canterbury)(1)                  6.000     04/01/2032          9,079
    500,000   Lewistown, VA Commerce Center
              Community Devel. Authority(1)               6.050     03/01/2027        438,570
     35,000   Loudoun County, VA IDA (Dulles Airport
              Marriott Hotel)(1)                          7.125     09/01/2015         35,040
     65,000   Louisa, VA IDA Pollution Control
              (Virginia Electric & Power Company)(1)      5.250     12/01/2008         65,486
     35,000   Louisa, VA IDA Pollution Control
              (Virginia Electric & Power Company)(1)      5.450     01/01/2024         35,044
     10,000   Lynchburg, VA IDA (Lynchburg
              College)(1)                                 5.250     09/01/2028          9,609
     15,000   Lynchburg, VA IDA (The Summit)(1)           6.125     01/01/2021         14,687
     10,000   Manassas, VA GO(1)                          6.000     05/01/2014         10,227
     50,000   Manassas, VA IDA (Prince William
              Hospital)(1)                                5.125     04/01/2023         49,817
    100,000   New Port, VA CDA(1)                         5.600     09/01/2036         77,145
     35,000   Norfolk, VA Airport Authority (Air
              Cargo)(1)                                   6.250     01/01/2030         33,135
    300,000   Norfolk, VA EDA, Series A(1)                6.000     11/01/2036        257,502
     10,000   Norfolk, VA GO(1)                           5.750     06/01/2017         10,008
    790,000   Norfolk, VA Redevel. & Hsg. Authority
              (First Mtg.-Retirement Community)(1)        6.125     01/01/2035        724,003
     35,000   Norfolk, VA Water(1)                        5.125     11/01/2028         35,476
     55,000   Norfolk, VA Water(1)                        5.250     11/01/2013         55,106
    105,000   Norfolk, VA Water(1)                        5.900     11/01/2025        102,214
     50,000   Northampton County, VA GO(1)                5.300     07/15/2018         51,065
     50,000   Northern VA Transportation District
              (Virginia Railway Express)(1)               5.150     07/01/2012         50,590
     20,000   Northern VA Transportation District
              (Virginia Railway Express)(1)               5.400     07/01/2017         20,242
    290,000   Norton, VA IDA (Norton Community
              Hospital)                                   6.000     12/01/2022        293,384
    400,000   Peninsula, VA Ports Authority (The
              Brinks Company)(1)                          6.000     04/01/2033        392,128
     85,000   Peninsula, VA Ports Authority Health
              Care Facilities (Bon Secours Health
              Systems)(1)                                 5.250     08/15/2023         86,107
  1,100,000   Peninsula, VA Town Center Community
              Devel. Authority Special Obligation(1)      6.450     09/01/2037      1,000,450
     75,000   Prince William County, VA IDA (Melrose
              Apartments)(1)                              5.400     01/01/2029         75,603
     85,000   Prince William County, VA IDA (Potomac
              Place Associates)(1)                        6.250     12/20/2027         86,766
     15,000   Prince William County, VA IDA (Prince
              William Hospital)(1)                        5.625     04/01/2012         15,035
  1,865,000   Prince William County, VA IDA
              (Woodwind Gables Apartments)                5.600     11/01/2034      1,800,340


                2 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
$   500,000   Reynolds Crossing, VA Community Devel.      5.100%    03/01/2021   $    442,480
              Authority (Reynolds Crossing)(1)
     45,000   Richmond, VA IDA (Virginia
              Commonwealth University Real Estate
              Foundation)(1)                              5.550     01/01/2031         45,690
      5,000   Richmond, VA Metropolitan Authority
              (Expressway)(1)                             5.400     01/15/2013          5,071
     20,000   Richmond, VA Redevel. & Hsg. Authority
              (Old Manchester)(1)                         5.000     03/01/2015         20,213
     25,000   Roanoke, VA IDA (Virginia Lutheran
              Homes)(1)                                   6.000     12/01/2032         24,574
     80,000   Southampton County, VA IDA Medical
              Facilities Mtg.(1)                          5.625     01/15/2022         80,908
  1,145,000   Stafford County & Staunton, VA IDA
              (Virginia Municipal League/Mt.
              Rogers)(1)                                  6.500     08/01/2028      1,127,894
  1,000,000   Stafford County & Staunton, VA IDA
              (Virginia Municipal League/Mt. Rogers)      6.500     08/01/2038        978,610
     40,000   Stafford County, VA COP(1)                  5.000     11/01/2009         40,074
    100,000   Stafford County, VA EDA Hospital
              Facilities (MediCorp Health System)(1)      5.250     06/15/2037         98,028
      5,000   Suffolk, VA IDA (Hotel & Conference
              Center)(1)                                  5.125     10/01/2035          5,395
    725,000   Suffolk, VA IDA (Lake Prince Center)(1)     5.150     09/01/2024        664,811
    400,000   Suffolk, VA IDA (Lake Prince Center)(1)     5.300     09/01/2031        354,352
    430,000   Suffolk, VA Redevel. & Hsg. Authority
              (Hope Village Apartments)(1)                5.600     02/01/2033        437,091
    200,000   VA Celebrate South CDA Special
              Assessment(1)                               6.250     03/01/2037        172,030
    250,000   VA Gateway Community Devel.
              Authority(1)                                6.375     03/01/2030        249,535
    100,000   VA H2O Community Devel. Authority(1)        5.200     09/01/2037         72,130
     50,000   VA Hsg. Devel. Authority (Multifamily
              Hsg.)(1)                                    5.600     11/01/2017         50,429
     25,000   VA Hsg. Devel. Authority (Multifamily
              Hsg.)(1)                                    6.000     11/01/2011         25,185
     50,000   VA Hsg. Devel. Authority (Multifamily
              Hsg.)(1)                                    6.200     05/01/2012         50,338
     20,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            5.000     11/01/2014         20,153
     80,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            5.000     11/01/2019         79,394
     90,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            5.450     05/01/2012         91,442
     10,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            5.500     05/01/2013         10,128
     50,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            5.500     11/01/2013         51,062
     15,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            5.750     11/01/2009         15,035
     15,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            5.800     11/01/2009         15,168
    100,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            5.800     05/01/2012        100,150
     10,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            5.950     05/01/2009         10,020
     30,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            6.050     05/01/2010         30,278
     10,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            6.050     05/01/2010         10,017
    225,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            6.050     11/01/2017        225,979
     55,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            6.150     05/01/2011         55,671
     25,000   VA Hsg. Devel. Authority
              (Multifamily)(1)                            6.200     05/01/2013         25,131
     50,000   VA Hsg. Devel. Authority (Rental
              Hsg.)(1)                                    5.250     01/01/2019         50,413
    220,000   VA Hsg. Devel. Authority (Rental
              Hsg.)(1)                                    5.250     09/01/2022        220,728
     25,000   VA Hsg. Devel. Authority (Rental
              Hsg.)(1)                                    5.350     02/01/2011         25,509


                3 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
$   325,000   VA Hsg. Devel. Authority (Rental            5.450%    11/01/2027   $    326,206
              Hsg.)(1)
  2,500,000   VA Hsg. Devel. Authority (Rental
              Hsg.)(1)                                    5.550     01/01/2027      2,515,775
    150,000   VA Hsg. Devel. Authority (Rental
              Hsg.)(1)                                    5.625     10/01/2020        151,548
  1,355,000   VA Hsg. Devel. Authority (Rental Hsg.)      5.625     11/01/2038      1,335,488
     45,000   VA Hsg. Devel. Authority (Rental
              Hsg.)(1)                                    5.650     02/01/2014         45,548
     75,000   VA Hsg. Devel. Authority (Rental
              Hsg.)(1)                                    5.750     02/01/2017         75,863
     65,000   VA Hsg. Devel. Authority (Rental
              Hsg.)(1)                                    6.000     08/01/2017         66,157
     45,000   VA Hsg. Devel. Authority, Series B(1)       5.500     03/01/2021         45,407
     35,000   VA Hsg. Devel. Authority, Series B(1)       5.950     05/01/2016         35,744
    105,000   VA Hsg. Devel. Authority, Series D(1)       5.125     06/01/2019        105,294
     75,000   VA Hsg. Devel. Authority, Series D(1)       6.000     04/01/2024         76,034
     50,000   VA Hsg. Devel. Authority, Series E(1)       5.700     05/01/2011         50,086
     50,000   VA Hsg. Devel. Authority, Series H(1)       5.350     07/01/2031         50,375
     40,000   VA Hsg. Devel. Authority, Series H(1)       5.625     11/01/2022         40,234
    140,000   VA Hsg. Devel. Authority, Series J(1)       6.250     05/01/2015        140,550
    105,000   VA Hsg. Devel. Authority, Series L(1)       5.950     11/01/2009        105,197
    230,000   VA Multifamily Hsg. (The Broad
              Point/American International Group)(1)      5.950(2)  11/01/2033        223,815
     20,000   VA Port Authority(1)                        5.000     07/01/2027         19,287
     20,000   VA Resources Authority Airports,
              Series B(1)                                 5.125     08/01/2027         19,582
     45,000   VA Resources Authority Water & Sewer
              (South Hill)(1)                             5.200     11/01/2017         45,992
    250,000   VA Small Business Financing Authority
              (Wellmont Health System)(1)                 5.250     09/01/2037        227,810
 22,000,000   VA Tobacco Settlement Authority             5.770(3)  06/01/2047      1,035,100
 13,000,000   VA Tobacco Settlement Authority             6.700(3)  06/01/2047        656,630
     25,000   Virginia Beach, VA Devel. Authority
              (Beth Sholom)(1)                            5.200     04/01/2034         25,084
     45,000   Virginia Beach, VA Devel. Authority
              (Our Lady of Perpetual Help Health
              Center)(1)                                  6.150     07/01/2027         44,361
    100,000   Virginia Beach, VA Industrial Devel.
              Revenue (Holiday Inn)(1)                    7.250     12/01/2012        100,045
    500,000   Watkins Centre, VA Community Devel.
              Auth.(1)                                    5.400     03/01/2020        458,705
    290,000   West Point, VA IDA Solid Waste
              (Chesapeake Corp.)(1)                       6.250     03/01/2019        219,985
    410,000   West Point, VA IDA Solid Waste
              (Chesapeake Corp.)(1)                       6.375     03/01/2019        311,165
    200,000   White Oaks, VA Village Shops Community
              Devel. Authority Special Assessment(1)      5.300     03/01/2017        191,080
     35,000   York County, VA IDA (Virginia Electric      5.500     07/01/2009         35,267
              & Power Company)(1)
                                                                                 ------------
                                                                                   27,033,709
                                                                                 ============
U.S. POSSESSIONS--39.9%
     35,000   Guam Hsg. Corp. (Single Family Mtg.)(1)     5.750     09/01/2031         35,950
    200,000   Northern Mariana Islands Commonwealth,
              Series A(1)                                 5.000     06/01/2030        164,890
    200,000   Puerto Rico Aqueduct & Sewer Authority      6.000     07/01/2044        209,654
    120,000   Puerto Rico Children's Trust Fund
              (TASC)(1)                                   5.375     05/15/2033        113,168
    300,000   Puerto Rico Children's Trust Fund
              (TASC)                                      5.625     05/15/2043        286,134
 25,800,000   Puerto Rico Children's Trust Fund
              (TASC)                                      6.417(3)  05/15/2050      1,172,610


                4 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
$ 1,900,000   Puerto Rico Commonwealth GO(4)              6.000%    07/01/2027   $  1,990,212
    100,000   Puerto Rico Commonwealth GO(4)              6.000     07/01/2028        104,512
  2,000,000   Puerto Rico Electric Power Authority,
              Series UU(1)                                2.507(2)  07/01/2031      1,598,000
    245,000   Puerto Rico HFC, Series B(1)                5.300     12/01/2028        244,686
      5,000   Puerto Rico IMEPCF (American Home
              Products)(1)                                5.100     12/01/2018          5,150
     15,000   Puerto Rico Infrastructure                  5.000     07/01/2041         14,438
    115,000   Puerto Rico Infrastructure (Mepsi
              Campus)(1)                                  5.600     10/01/2014        114,123
    325,000   Puerto Rico Infrastructure (Mepsi
              Campus)                                     6.250     10/01/2024        314,194
    905,000   Puerto Rico Infrastructure (Mepsi
              Campus)(1)                                  6.500     10/01/2037        863,442
    100,000   Puerto Rico ITEMECF (Ana G. Mendez
              University)(1)                              5.375     02/01/2019         99,517
    105,000   Puerto Rico Port Authority (American
              Airlines), Series A(1)                      6.250     06/01/2026         56,905
  5,000,000   Puerto Rico Sales Tax Financing Corp.,
              Series A(5)                                 2.855(2)  08/01/2057      3,920,000
    250,000   Puerto Rico Sales Tax Financing Corp.,
              Series A                                    5.250     08/01/2057        246,948
    300,000   V.I.  Public Finance Authority
              (Hovensa Refinery)(1)                       4.700     07/01/2022        255,300
    120,000   V.I.  Public Finance Authority              6.125     07/01/2022        118,169
              (Hovensa Refinery)(1)
                                                                                 ------------
                                                                                   11,928,002
                                                                                 ------------
DISTRICT OF COLUMBIA--0.8%
    250,000   Metropolitan Washington, D.C. Airport
              Authority(1)                                5.375     10/01/2029        250,075
TOTAL INVESTMENTS, AT VALUE (COST $44,309,112)-131.1%                              39,211,786
                                                                                 ------------
LIABILITIES IN EXCESS OF OTHER ASSETS-(31.1)                                       (9,299,483)
                                                                                 ------------
NET ASSETS-100.0%                                                                $ 29,912,303
                                                                                 ============

Footnotes to Statement of Investments

1. All or a portion of the security has been segregated for collateral to cover borrowings. See accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3.   Zero coupon bond reflects effective yield on the date of purchase.

4. When-issued security or delayed delivery to be delivered and settled after June 30, 2008. See accompanying Notes.

5. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See accompanying Notes.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

CDA       Communities Devel. Authority
COP       Certificates of Participation
EDA       Economic Devel. Authority
GO        General Obligation
HFC       Housing Finance Corp.
IDA       Industrial Devel. Agency
IMEPCF    Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF   Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs      Residual Option Longs
TASC      Tobacco Settlement Asset-Backed Bonds
V.I.      United States Virgin Islands

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:


                5 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

     1) Level 1 - quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2 -inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market-corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3 - unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of June 30, 2008:

                                                 INVESTMENTS    OTHER FINANCIAL
VALUATION INPUTS                                IN SECURITIES     INSTRUMENTS*
----------------                                -------------   ---------------
Level 1 - Quoted Prices                          $        --          $--
Level 2 - Other Significant Observable Inputs     39,211,786           --
Level 3 - Significant Unobservable Inputs                 --           --
                                                 -----------          ---
    TOTAL                                        $39,211,786          $--
                                                 ===========          ===

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.


                6 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED
                          DELIVERY BASIS
                          TRANSACTIONS
                       ----------------------
Purchased securities         $2,072,554

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may invest up to 20% of its total assets (which includes the effects of leverage) in inverse floaters. Inverse floaters, including the effects of leverage, amount to $1,960,000 as of June 30, 2008.


                7 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities in the annual and semiannual reports. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations in the annual and semiannual reports. At June 30, 2008, municipal bond holdings with a value of $3,920,000 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $2,500,000 in short-term floating rate notes issued and outstanding at that date.

At June 30, 2008, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                            COUPON     MATURITY
AMOUNT       INVERSE FLOATER(1)                      RATE (2)     DATE        VALUE
----------   ------------------------------------   ---------   --------   ----------
$2,500,000   Puerto Rico Sales Tax
             Financing Corp. ROLs(3)                  3.72%      8/1/57    $1,420,000

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 5 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater".

3.   Security is subject to a shortfall and forbearance agreement.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2008, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $2,500,000.

CONCENTRATION RISK. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

BORROWINGS

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund's share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund's yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations in the annual and semiannual reports.


                8 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

The Fund entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7043% as of June 30, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of June 30, 2008, the Fund had borrowings outstanding at an interest rate of 2.7043%. Details of the borrowings for the period ended June 30, 2008 are as follows:

Average Daily Loan Balance    $5,603,297
Average Daily Interest Rate        2.868%
Fees Paid                     $    8,170
Interest Paid                 $   48,379

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $ 44,309,112
                                 ============
Gross unrealized appreciation    $     60,330
Gross unrealized depreciation      (5,157,656)
                                 ------------
Net unrealized depreciation      $ (5,097,326)
                                 ============


                9 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND



ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2008, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:  /s/ John V. Murphy
     ---------------------------
     John V. Murphy
     Principal Executive Officer

Date: 08/07/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John V. Murphy
     ---------------------------
     John V. Murphy
     Principal Executive Officer

Date: 08/07/2008

By:  /s/ Brian W. Wixted
     ---------------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 08/07/2008